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                                     [LOGO]
   NUMBER                                                            SHARES
AM

                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
COMMON STOCK                                                      COMMON STOCK

INCORPORATED
UNDER THE LAWS                                                  SEE REVERSE FOR
OF BERMUDA                                                   CERTAIN DEFINITIONS


                                                              CUSIP 602702 10 1





                FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                            OF THE PAR VALUE OF $0.01 EACH
                                CERTIFICATE OF STOCK

of AMERICAN CRAFT BREWING INTERNATIONAL LIMITED, transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Memorandum of Amalgamation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


[signature]                                                     [signature]

SECRETARY                           [SEAL]                 CHAIRMAN OF THE BOARD

          'c' SECURITY - COLUMBIAN UNITED STATES BANKNOTE CORPORATION 1960



COUNTERSIGNED AND REGISTERED:
                        THE BANK OF NEW YORK

BY                                                                TRANSFER AGENT
                                                                   AND REGISTRAR


                                                            AUTHORIZED SIGNATORY



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
          AMERICAN BANKNOTE COMPANY                     PRODUCTION COORDINATOR ALBERT DERMOVSIAN 215-830-2103
             680 BLAIR MILL ROAD                                       PROOF OF AUGUST 28, 1996
              HORSHAM, PA 19044                                         AMERICAN CRAFT BREWING
                 215-657-3480                                                   H46108fc
__________________________________________________      _____________________________________________________
SALES PERSON-      D. WETZLER 212-557-9100              Opr.             js/lr             rev 1

/home/seibert/inprogress/home11/americancraft46108                      /net/banknote/home11/A

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                    AMERICAN CRAFT BREWING INTERNATIONAL LIMITED

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
      TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ___________ Custodian __________
      TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
      JT TEN  -- as joint tenants with right                                   under Uniform Gifts to Minors
                 of survivorship and not as
                 tenants in common                                           Act ______________________
                                                                                         (State)
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         Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


- --------------------------------------



- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________




                                   _____________________________________________
                                   The signature to this assignment must
                                   correspond with the name as written upon the
                          NOTICE: face of the certificate in every particular, without alteration or enlargement or any change whatever.


          AMERICAN BANKNOTE COMPANY                     PRODUCTION COORDINATOR ALBERT DERMOVSIAN 215-830-2103
             680 BLAIR MILL ROAD                                       PROOF OF AUGUST 28, 1996
              HORSHAM, PA 19044                                         AMERICAN CRAFT BREWING
                 215-657-3480                                                H46108bkPATCH
__________________________________________________      _____________________________________________________
SALES PERSON-      D. WETZLER 212-557-9100              Opr.             js               NEW

/home/seibert/inprogress/home11/americancraft46108                      /net/banknote/home11/A

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